CREDIT SUISSE
OPPORTUNITY FUNDS
Credit Suisse Emerging Markets Equity Fund
Credit Suisse Floating Rate High Income Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund
Credit Suisse Strategic Income Fund
Credit Suisse Volaris US Strategies Fund	CREDIT SUISSE COMMODITY STRATEGY FUNDS Credit Suisse Commodity ACCESS Strategy Fund Credit Suisse Commodity Return Strategy Fund CREDIT SUISSE TRUST Commodity Return Strategy Portfolio

(each, a "Fund" and collectively, the "Funds")

Supplement dated June 24, 2014 to the
Summary Prospectus and Prospectus(es) of each Fund

Credit Suisse Asset Management, LLC, the investment adviser to the Funds ("CSAM"), Credit Suisse Asset Management Limited, the sub-adviser to the Credit Suisse Strategic Income Fund ("CSAML"), Credit Suisse Securities (USA) LLC, the principal underwriter of the Funds ("CSSU" and collectively with CSAM and CSAML, the "CS Service Providers") and certain of their affiliates have received a permanent exemptive order from the Securities and Exchange Commission (the "Commission") to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Funds. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement (as defined below). The permanent exemptive order permits CSAM, CSAML and CSSU to continue to provide services to the Funds, so long as, among other things, no current or former employee of Credit Suisse AG ("CSAG"), the indirect parent company of each of the CS Service Providers, or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by any of the CS Service Providers. As a result of the receipt of the permanent exemptive order (and the previous receipt of a temporary exemptive order), the CS Service Providers believe the settlements in May 2014 involving CSAG and Credit Suisse Group AG (described below) will not have any material impact on the Funds or on the ability of the CS Service Providers to perform services for the Funds.

None of the CS Service Providers or any of the Funds were named in the Plea Agreement or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Funds or any of the CS Service Providers with respect to their investment adviser and distribution activities relating to the Funds.

Description of Recent Settlements

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging CSAG with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement required CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also required CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

As indicated above, CSAG entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve required CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS required CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Commission on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

Shareholders should retain this supplement for future reference.

Dated: June 24, 2014	16-0614 CS-PRO FRHI-PRO-LOAD TRCRS-PRO EMF-PRO VAF-PRO 2014-003